                                                                    Exhibit 10.1

                            REORGANIZATION AGREEMENT


       THIS AGREEMENT (the "Agreement"), made and entered into as of the 5th day of September, 1996, by and among the United States residents listed in Exhibit A
                                                                       ---------
annexed hereto (each, a "U.S. Investor" and collectively, the "U.S. Investors"), the residents of Finland listed in Exhibit B annexed hereto (each, a "Finnish
                                   ---------
Investor" and, collectively, the "Finnish Investors"), BIOSCIENCE, LTD. ("Bioscience"), a corporation organized under the laws of Finland, BIOCON, OY ("Biocon"), a corporation organized under the laws of Finland, ORTHOSORB, INC. ("Orthosorb"), a corporation organized under the laws of New Jersey, BIOSTENT, INC. ("Biostent"), a corporation organized under the laws of New Jersey, and BIONIX, INC. ("Newco"), a corporation organized under the laws of Delaware,

                                WITNESSETH THAT:

       WHEREAS, the U.S. Investors and the Finnish Investors own all of the capital stock of Bioscience and Biocon, the U.S. Investors and Bioscience own all of the capital stock of Orthosorb, and the U.S. Investors own all of the capital stock of Biostent;

       WHEREAS, the U.S. Investors and the Finnish Investors desire to raise additional capital to be utilized in connection with the businesses of Bioscience, Biocon, Orthosorb and Biostent;

       WHEREAS, the U.S. Investors and the Finnish Investors have determined that in order to raise such capital, it is necessary to reorganize the corporate structure of the above-mentioned businesses so that such businesses are controlled by a single corporation, Newco, which, in turn, is owned directly and indirectly by the U.S. Investors and the Finnish Investors;

       WHEREAS, at present, the shareholdings of each U.S. Investor in Bioscience, Biocon, Biostent and Orthosorb is accurately set forth in Exhibit A
                                                                     ----------
annexed hereto;

       WHEREAS, at present, the shareholdings of each Finnish Investor in Bioscience and Biocon is accurately set forth in Exhibit B annexed hereto;
                                                 ---------

       WHEREAS, it is the intention of the parties hereto that after all of the transactions described herein, the U.S. Investors will own, directly and indirectly, a 61% equity interest in Newco and the Finnish Investors will own indirectly a 39% interest in Newco; and

       WHEREAS, each of the parties intends that the restructuring of the above-mentioned corporations required in order to effect such reorganization (the "Reorganization") shall be effected in the manner provided for herein,

       NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

       1.  DEFINITIONS.  For purposes of this Agreement, the following terms
           -----------
shall have the following meanings:

     1.1 "Biocon Class A Shares" shall mean shares of Biocon's Class A Common Stock.

     1.2 "Biocon Class B Shares" shall mean shares of Biocon's Class B Common Stock.

     1.3   "Bioscience Shares" shall mean shares of Bioscience's common stock .

     1.4 "Biostent Shares" shall mean shares of Biostent's common stock, no par value.

     1.5 "Dutch Company" shall mean Bionix B.V., a private company with limited liability, which is in the process of being organized under the laws of the Netherlands in accordance with Section 4 hereof.

     1.6   "Finnish Representative" shall mean Pertti Tormala or his designee.

     1.7 "Investor" shall mean any U.S. Investor or any Finnish Investor and "Investors" shall mean all of the U.S. Investors and all of the Finnish Investors.

     1.8 "Newco Common Shares" shall mean shares of common stock of Newco, par value $.001 per share.

     1.9 "Operating Companies" shall mean Bioscience, Biocon, Biostent and Orthosorb.

          1.10 "Orthosorb Shares" shall mean shares of Orthosorb's common stock, no par value.

     1.11 "Shareholders' Agreements" shall mean the shareholders' agreements previously entered into by the U.S. Investors and the Finnish Investors with respect to the capital stock of the Operating Companies.

     1.12 "U.S. Representative" shall mean Anthony J. Dimun or his designee.


       2. REPRESENTATIONS. The parties hereto hereby represent as follows:
          ---------------

          2.1 Each U.S. Investor represents to each of the other Investors that such U.S. Investor owns the number of shares of capital stock of each of the Operating Companies set forth opposite such U.S. Investor's name in Exhibit A annexed hereto and that such U.S.
                            ----------
          Investor owns such shares free and clear of any and all agreements, restrictions, liens and encumbrances (collectively, "Limitations"), has the right and power to transfer such shares hereunder free and clear of all Limitations and shall transfer such shares hereunder free and clear of all Limitations.

          2.2 Each Finnish Investor represents to each of the other Investors that such Finnish Investor owns the number of shares of capital stock of Bioscience and Biocon set forth opposite such Finnish Investor's name in Exhibit B annexed hereto and that such Finnish Investor owns
                  ---------
          such shares free and clear of any and all Limitations, has the right and power to transfer such shares hereunder free and clear of all Limitations and shall transfer such shares hereunder free and clear of all Limitations.

          2.3 Each Investor represents to each of the other Investors that such Investor is not aware of any Shareholders' Agreement applicable to the Operating Companies other than the Shareholders' Agreements described in Exhibit C annexed hereto.
                       ---------

          2.4 Simultaneous with the execution of this Agreement, each of the Operating Companies has delivered to the U.S. Representative and the Finnish Representative copies of all of their organizational documents and copies of all minutes of such entities reflecting any and all meetings of the directors and shareholders of such companies held since their respective dates of organization.

          2.5 Each of the Operating Companies represents that since December 31, 1995, it has not incurred any liabilities outside of the ordinary course of business and none of the events described in Exhibit D
                                                                 ---------
          annexed hereto has occurred.

          2.6 Simultaneous with the execution of this Agreement, each of the Operating Companies has delivered to the U.S. Representative and the Finnish Representative copies of each material contract to which it is subject and copies of each employee benefit plan, if any, which it has adopted.

          2.7  Each of the Operating Companies represents that Exhibit E annexed
                                                               ---------
          hereto accurately sets forth the aggregate outstanding capital stock of such Operating Company and that Exhibits A and B annexed hereto
                                             ----------------
          accurately set forth the ownership of such Operating Company's capital stock. Each of the Operating Companies represents that except as set forth in such Exhibit E, there are no options, warrants or other
                        ---------
          rights or other securities outstanding which entitle any person or entity to acquire any shares of capital stock of such Operating Company.


     3.  REPURCHASE OF ORTHOSORB SHARES.  Immediately prior to the closing
         ------------------------------
described in Section 5 hereof ( the "First Closing"), Orthosorb shall purchase from Bioscience, and

Bioscience shall sell to Orthosorb, the 250 Orthosorb Shares presently owned by Bioscience. At such time, Bioscience shall deliver to Orthosorb stock certificates representing such Orthosorb Shares, duly endorsed for transfer, and Orthosorb shall deliver to Bioscience a promissory note, in the principal amount of $320,000, such note to be in the form and substance of the promissory note annexed hereto as Exhibit F.
                  ---------


     4.   FORMATION AND INITIAL CAPITALIZATION OF THE DUTCH COMPANY.
          ---------------------------------------------------------

          4.1 FORMATION. Promptly after the execution of this Agreement, the Investors shall cause the Dutch Company to be organized under the laws of the Netherlands under the name Bionix, B.V. The Dutch Company shall have articles of incorporation that shall be in the form and substance of the articles of incorporation annexed hereto as Exhibit
                                                                       -------
          G, subject to such changes as shall be approved by the U.S.
          -
          Representative and the Finnish Representative. The incorporators of the Dutch Company shall be selected by mutual agreement of the U.S. Representative and the Finnish Representative. Upon formation of the Dutch Company, the managing directors of the Dutch Company shall be David W. Anderson, Terence D. Wall, David H. MacCallum, David J. Bershad, Pertti O. Tormala, Pentti V. Rokkanen and Pertti J. Viitanen, and the officers of the Dutch Company shall be as follows: President:
          David W. Anderson; Vice President: Pertti O. Tormala; Treasurer:
          Anthony J. Dimun; and Secretary: Jukka Laitasalo.

          4.2 DELIVERY BY FINNISH INVESTORS. Immediately after execution of this Agreement, each Finnish Investor shall deliver to the Finnish Representative all of the Biocon Class A Shares, Biocon Class B Shares and Bioscience Shares owned by such Finnish Investor as set forth on Exhibit B hereto, duly endorsed in blank for transfer.

          4.3 DELIVERY BY U.S. INVESTORS. Immediately after execution of this Agreement, each U.S. Investor shall deliver to the U.S. Representative the following number of Biocon Class A Shares, Biocon Class B Shares and Bioscience Shares owned by such U.S. Investor, duly endorsed in blank for transfer:

U.S. INVESTOR          BIOCON CLASS A SHARES  BIOCON CLASS B SHARES  BIOSCIENCE SHARES
-------------          ---------------------  ---------------------  -----------------

David W. Anderson               62.7                     21               24.0
Bershad Investment             115.0                     39               44.0
   Group, LP
BTAR Associates, LP             62.0                     21               23.7
David H. MacCallum              46.6                     16               18.0
TDW Associates, LP             922.7                    314              354.8

     5.  FIRST CLOSING. The law firm of Nauta Dutilh shall represent the Dutch
         -------------
Company in connection with its formation. Such counsel is hereinafter referred to as the "Dutch Counsel". A closing (the "First Closing") shall be held at the offices of the Dutch Counsel on such date immediately after the Dutch Company has been incorporated as shall be agreed upon by the U. S. Representative and the Finnish Representative; provided, however, that the Dutch Company shall not be incorporated and the First Closing shall not be held (i) in the event that, on the date thereof, the U. S. Representative and the Finnish Representative determine that the liabilities of Biocon exceed the basis of Biocon's assets and
(ii) in the event that either the U.S. Representative or the Finnish Representative determine that such First Closing shall not be consummated.
Prior to the First Closing, the Finnish Representative shall deliver to the Dutch Counsel in escrow certificates representing all of the shares of capital stock delivered to the Finnish Representative pursuant to Section 4.2 hereof. Prior to the First Closing, the U.S. Representative shall deliver to the Dutch Counsel in escrow certificates representing all of the shares of capital stock delivered to the U.S. Representative pursuant to Section 4.3 hereof. In no event shall the Dutch Company be incorporated and in no event shall the First Closing be held unless all of the shares required to be delivered to the Finnish Representative and the U.S. Representative pursuant to Sections 4.2 and 4.3 hereof shall have been delivered to the Finnish Representative and the U.S. Representative by the Investors and shall have been delivered by the Finnish Representative and the U.S. Representative to the Dutch Counsel. Such deliveries by the Finnish Representative and the U.S. Representative shall be made in accordance with escrow arrangements satisfactory to the Finnish Representative and the U.S. Representative. At the First Closing, the parties hereto shall cause the Dutch Company to issue a total of 390,000 shares of the Dutch Company's Class A common stock ("Dutch Company Class A Shares") to the Finnish Investors, such shares to be allocated among the Finnish Investors in accordance with the applicable allocation set forth in Exhibit H annexed hereto.
                                                       ---------
At the First Closing, the parties hereto shall cause the Dutch Company to issue a total of 120,000 shares of the Dutch Company's Class B common stock ("Dutch Company Class B Shares") to the U.S. Investors, such shares to be allocated among the U.S. Investors in accordance with the allocation set forth in Exhibit
                                                                        -------
H annexed hereto.
-


     6.   FORMATION AND CAPITALIZATION OF NEWCO.
          -------------------------------------

          6.1 FORMATION. Promptly after the execution of this Agreement, the Investors shall cause Newco to amend its certificate of incorporation and by-laws such that its certificate of incorporation and by-laws shall be in the form and substance of the certificate of incorporation and by-laws annexed hereto as Exhibit J, subject to such
                                                      ---------
          changes as shall be approved by the U.S. Representative and the Finnish Representative. The parties hereto shall cause the minutes of Newco to reflect that the directors of Newco shall be David W. Anderson, Terence D. Wall, David J. Bershad, Anthony J. Dimun, David MacCallum, Pertti Tormala and, immediately prior to the infusion of capital by T. Rowe Price or an entity associated with T. Rowe Price, Terral Jordan, and the officers of Newco shall be as follows:
          President: David W. Anderson; Vice Presidents: Pertti Tormala and Pertti Viitanen; Treasurer: Anthony J. Dimun; and Secretary: Peter H. Ehrenberg.

          Immediately after the First Closing has been completed, a second closing (the "Second Closing") shall be held at the offices of Lowenstein, Sandler, Kohl, Fisher & Boylan, P.A. (counsel to the U. S. Investors), 65 Livingston Avenue, Roseland, New Jersey 07068.

          6.2 DELIVERY OF CAPITAL STOCK HELD BY THE DUTCH COMPANY. By execution of this Agreement, the Investors hereby authorize the Dutch Counsel and the officers of the Dutch Company to take any and all steps necessary to contribute to Newco, at the Second Closing, all of the Biocon Class A Shares, Biocon Class B Shares and Bioscience Shares contributed to the Dutch Company at the First Closing, consisting of a total of 5,709 Biocon Class A Shares, 1,911 Biocon Class B Shares and 1,962.5 Bioscience Shares. Upon receipt of such contribution, the parties hereto shall cause Newco to issue to the Dutch Company a total of 5,100,000 Newco Common Shares. At the Second Closing, the U.S. Investors shall contribute to Newco the following number of Biocon Class A Shares, Biocon Class B Shares, Bioscience Shares, Orthosorb Shares and Biostent Shares and Newco shall issue to the U.S. Investors a total of 4,900,000 Newco Common Shares, allocated among the U.S. Investors in accordance with Exhibit K annexed hereto:
                                       ---------

U.S. INVESTOR                             BIOCON CLASS  BIOCON CLASS  BIOSCIENCE  ORTHOSORB  BIOSTENT
-------------                               A SHARES      B SHARES      SHARES     SHARES     SHARES
                                          ------------  ------------  ----------  ---------  --------

David W. Anderson                                256.3            86        98.0         31     31.00
Bershad Investment                               470.0           160       180.0         75    100.00
   Group, LP
BTAR Associates, LP                              253.0            85        96.8         40     53.33
David H. MacCallum                               190.4            65        73.5         35     46.67
TDW Associates, LP                             3,768.3         1,280     1,448.2        600    800.00

          At the Second Closing, Biocon shall contribute to Newco 191 Bioscience
          Shares owned by Biocon.

          6.3 FINAL CAPITALIZATION. It is understood that upon completion of the Second Closing and prior to any financing that may be consummated by Newco, the U.S. Investors will directly own a total of 4,900,000 Newco Common Shares and the Dutch Company will directly own a total of 5,100,000 Newco Common Shares. It is further understood that at such time the U.S. Investors will directly own a total of 120,000 Dutch Company Class B Shares (holding 60% of the voting rights of the Dutch Company Shares) and the Finnish Investors will own a total of 390,000 Dutch Company Class A Shares (holding 40% of the voting rights of the Dutch Company Shares).

     7.   LIQUIDATION OF ORTHOSORB AND BIOSTENT. As soon as practicable after
          -------------------------------------
the Second Closing is consummated, the parties hereto shall take all steps necessary to cause Orthosorb (at that time, a wholly-owned subsidiary of Newco) and Biostent (at that time, a wholly-owned subsidiary of Newco) to be merged into Newco pursuant to the documentation annexed hereto as Exhibit L, subject to
                                                           ---------
such changes as shall be agreed upon by the U. S. Representative and the Finnish Representative to effect the foregoing mergers. No additional shares of capital stock shall be issued to any party in connection with such mergers, it being understood that the sole purpose of such mergers is to consolidate in Newco all of the business previously performed by Orthosorb and Biostent.

     8.   MERGER OF BIOSCIENCE AND BIOCON.  As soon as practicable after the
          -------------------------------
mergers described in Section 7 hereof have been consummated, the parties hereto shall cause Biocon (at that time, a wholly-owned subsidiary of Newco) to be merged into Bioscience (then also a wholly-owned subsidiary of Newco). No additional shares of capital stock shall be issued to any party in connection with such merger, it being understood that the purpose of such merger is to consolidate in one corporation all of the business previously performed by Biocon and Bioscience.

     9.   TERMINATION OF SHAREHOLDERS' AGREEMENTS; NEW ARRANGEMENTS. All of the
          ---------------------------------------------------------
Shareholders' Agreements shall terminate as of the First Closing. Notwithstanding the foregoing, each Investor consents to the transfer by each other Investor of shares of the capital stock of the Operating Companies, the Dutch Company or Newco to a partnership controlled by such transferring Investor and by members of the family of such transferring Investor. At the First Closing, each of the Investors shall enter into a shareholders' agreement in the form of the agreement annexed hereto as Exhibit M. During the period prior to
                                        ---------
the time that Biostent and Orthosorb are merged into Newco, such entities shall comply with the management guidelines annexed hereto as Exhibit N (the
                                                        ---------
"Guidelines"). During the period prior to the time that Biocon merges into Bioscience, Biocon shall comply with the Guidelines. Until such time as the Board of Newco determines that it is no longer necessary, Bioscience shall comply with the Guidelines. The Board of Newco shall have the right to revise the Guidelines at any time.

     10.  FURTHER ASSURANCES.  The parties hereto agree (i) to furnish upon
          ------------------
request to each other such further information, (ii) to execute and deliver to each other such other documents and (iii) to do such other acts and things, all as the U.S. Representative and the Finnish Representative may at any time reasonably request for the purpose of carrying out the intent of this Agreement.


     11.  GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS.   This Agreement
          -----------------------------------------------
shall be governed by and construed in accordance with the laws of the State of Delaware, without application of the conflict of laws principles thereof. Any legal action, suit or other proceeding arising out of, or in any way connected with, the enforcement of any award described in Section 12 hereof may be brought in the courts of the State of New Jersey, or in the United States courts for the District of New Jersey. With respect to any such proceeding in any such court:
(a) each party hereto generally and unconditionally submits itself and its property to the nonexclusive jurisdiction of such court; (b) each party hereto waives, to the fullest extent permitted by law, any objection it has or hereafter may have to the venue of such proceeding, as well as any claim it has or may have that such proceeding is in an inconvenient forum; and (c) process may be served on any party hereto anywhere in the world, by regular mail, sent to such party's address as set forth or described in Exhibit O annexed hereto or to such other address as shall
                      ---------
be provided by a party to both the U.S. Representative and the Finnish Representative.


     12.  DISPUTE RESOLUTION.  Any controversy or claim arising out of or
          ------------------
relating to this Agreement, or the alleged breach thereof, shall be resolved by arbitration before a panel of three arbitrators (one of whom shall be selected by the U. S. Representative, one of whom shall be selected by the Finnish Representative and one of whom shall be selected by the other two arbitrators) in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall take place at a mutually acceptable location. The arbitration shall be conducted using the Expedited Procedures of the Commercial Arbitration Rules, regardless of the amount in dispute. The parties hereto shall bear their own attorney fees and costs in connection with any such arbitration, and shall share equally the arbitrators' compensation charges and the administrative fees of the American Arbitration Association. The award rendered by the arbitrator(s) shall be final and binding upon the parties involved in such arbitration, and judgment upon the award may be entered in any court of competent jurisdiction.


     13.  SURVIVAL.  All representations, warranties and agreements contained in
          --------
this Agreement shall survive the consummation of the transactions contemplated by this Agreement, notwithstanding any investigation conducted, or knowledge acquired, with respect thereto.


     14.  HEADINGS. All headings in this Agreement are for convenience only and
          --------
do not affect the meaning of any provision.


     15.  SUCCESSORS OR ASSIGNS; NO THIRD PARTY RIGHTS.  This Agreement is
          --------------------------------------------
binding upon and inures to the benefit of the parties hereto and their permitted successors and assigns. This Agreement may not be assigned by any party hereto without the prior written consent of the U.S. Representative and the Finnish Representative. Nothing in this Agreement confers, or is intended to confer, expressly or by implication, any rights or remedies upon any person not a party hereto.


     16.  COMPLETE AGREEMENT; MODIFICATIONS.  This Agreement constitutes the
          ---------------------------------
entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings with respect to the subject matter hereof. This Agreement may not be amended or modified in any way, nor may noncompliance with its terms be waived, except pursuant to a written instrument signed by the party to be charged.


     17.  SEVERABILITY.  Any provision of this Agreement that is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof; any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction.


     18.  COUNTERPARTS.  This Agreement may be executed by the parties hereto in
          ------------
separate counterparts, each of which when so executed and delivered shall be deemed an original. All such counterparts together constitute but one and the same instrument.


     19.  CONSTRUCTION.  It is understood that this Agreement is not intended to
          ------------
be construed against the party that drafted this Agreement merely by virtue of the fact that such party was responsible for the drafting hereof.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

BIOSCIENCE, LTD.                   BIOCON, OY



BY:  /s/ Bioscience, Ltd.          By: /s/ Biocon, OY
     --------------------------       ------------------------------


ORTHOSORB, INC.                    BIOSTENT, INC.



By: /s/ David W. Anderson          By: /s/ David W. Anderson
   -----------------------------      ------------------------------

                                   BIONIX, INC.

/s/ David W. Anderson
-----------------------------
David W. Anderson
                                   By: /s/ David W. Anderson
                                      ------------------------------
                                       David W. Anderson, President

BERSHAD INVESTMENT GROUP, LP



By: /s/ David J. Bershad
   ---------------------------------
   David J. Bershad, General Partner

BTAR ASSOCIATES, LP

By:  STRATEGIC CONCEPTS, INC.,
     general partner

  By:  /s/ Anthony J. Dimun
     ------------------------------
      Anthony J. Dimun, President


 /s/ David H. MacCallum
------------------------------
David H. MacCallum

TDW ASSOCIATES, LP

By:  TDW III, INC.,
     general partner


    By:   /s/ Terence D. Wall
         ------------------------------
          Terence D. Wall, President


  /s/ Ole Bostman
------------------------------
Ole Bostman


 /s/ E. Antero Makela
------------------------------
E. Antero Makela


NAJ VET LTD.

By:  /s/ NAJ VET LTD.
   -----------------------------

NOVATOR

By:  /s/ Pentti Rokkanen
   -----------------------------

ORTHO SCI LTD.

By: /s/ ORTHO SCI LTD.
   -----------------------------

 /S/ Esa Partio
-------------------------------
Esa Partio



 /s/ Timo Pohjonen
-------------------------------
Timo Pohjonen


 /s/ Pentti Rokkanen
-------------------------------
Pentti Rokkanen


 /s/ Matti Suuronen
-------------------------------
Matti Suuronen


 /s/ Riita Suuronen
-------------------------------
Riita Suuronen


 /s/ Marrku Tamminmaki
-------------------------------
Marrku Tamminmaki


 /s/ Matti Tormala
-------------------------------
Matti Tormala


 /s/ Perrti Tormala
-------------------------------
Perrti Tormala


 /s/ Seppo Vainiopaa
-------------------------------
Seppo Vainionpaa


 /s/ Pertti Viitanen
-------------------------------
Pertti Viitanen

                                    EXHIBITS


     EXHIBIT                     DESCRIPTION

        A          Shareholdings of U.S. Investors
        B          Shareholdings of Finnish Investors
        C          Existing Shareholders' Agreements
        D          Extraordinary Events
        E          Outstanding Shares
        F          Promissory Note
        G          Dutch Company Organizational Documents
        H          Allocation of Dutch  Company Shares
        I          Omitted
        J          Newco's Certificate of Incorporation and By-Laws
        K          Allocation of Newco Shares Among U.S. Investors
        L          Orthosorb/ Biostent Merger
        M          Shareholders' Agreement
        N          Guidelines
        O          Addresses